Exhibit 99.1



                 Two Local Unions Ratify Long-Term Agreements
                           With Interstate Bakeries

         Profit Center Consolidations are Temporarily Deferred During
                        Negotiations with Other Locals


         Kansas City, Missouri - August 22, 2005 - Interstate Bakeries Corporation (OTC: IBCIQ.PK) said today that, working with Richard Volpe, the International Brotherhood of Teamsters (IBT) International VP and Director of the Bakery Conference of the U.S. and Canada, it has reached agreement with two of its local collective bargaining units affiliated with the IBT to modify and extend the existing collective bargaining agreements that govern their employment with IBC through July 31, 2010. These agreements have been ratified by the members of the two local unions. Documents memorializing these agreements either have been or are expected to be executed in the near future and are subject to bankruptcy court approval.

         Members of Bakery Drivers Union Local 550 and Bakery Drivers and Salesmen Local 701 (collectively approximately 500 employees) are employed in the New York City metropolitan area.

         "Negotiation and ratification of these extensions are important steps in our restructuring efforts," said Tony Alvarez II, chief executive of IBC and co-founder and co-chief executive of Alvarez & Marsal, the global corporate advisory and turnaround management services firm.

         "This is just the beginning of a very long process. With approximately 500 contracts subject to negotiation, there is significant uncertainty ahead," he continued, adding that a long-term, stable relationship with its union work force along the lines of those reached with Locals 550 and 701 is a key component of IBC's restructuring efforts.

         Mr. Alvarez said that IBC is presently attempting to negotiate long-term extensions with the remaining IBT local bargaining units within the Northeast Profit Center ("PC"). Should the efforts to extend collective bargaining agreements in the Northeast PC be successful, the Company would attempt to roll out similar concepts to the remaining PC's across the country. Because of the negotiations with the IBT, certain aspects of IBC's previously announced plans to consolidate PC operations will likely be deferred, both with respect to the consolidations that have been announced and those PCs currently under review. Moreover, the Company expects that successful negotiations with its unions may result in fewer terminations of non-production employees than previously announced.

         Given the large number of collective bargaining agreements to which the Company is a party, and notwithstanding the negotiations noted above, there can be no assurances that satisfactory agreements will be reached with other union collective bargaining units. There can be no assurance that previously announced consolidation plans will remain unaltered or that further consolidation plans will be consistent with the consolidations that have been announced previously or already implemented. It is unlikely, however, that any agreements with local bargaining units will change the Company's decisions with respect to previously announced bakery and production line closings.

It is anticipated that each extended collective bargaining agreement, including those announced today, will require approval by the bankruptcy court in IBC's pending chapter 11 proceedings. Accordingly, the Company today filed a Motion for an Order Authorizing Debtors to Enter into Long-Term Extensions of Collective Bargaining Agreements. Due to the sheer number of collective bargaining agreements covering its union employees, the Company has proposed a streamlined approval process, much like procedures previously approved by the Bankruptcy Court, whereby notice of the terms of the proposed long-term extensions is given to the principal constituents in its chapter 11 cases and such parties will have the right to object thereto. If this Motion is approved, the Company would not anticipate publicly updating the status of negotiations or the finalization of additional individual extension agreements. The Company disclaims any intention or obligation to update any of the information contained in this press release, except as required by law.

About the Company
-----------------

         Interstate Bakeries Corporation is one of the nation's largest wholesale bakers and distributors of fresh-baked bread and sweet goods, under various national brand names, including Wonder(R), Baker's Inn(R), Merita(R), Hostess(R) and Drake's(R). The company is headquartered in Kansas City.

Cautionary Statement Regarding Forward-Looking Statements and Other Matters
---------------------------------------------------------------------------

Some information contained in this press release may be forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are not historical in nature and include statements that reflect, when made, the Company's views with respect to current events and financial performance. These forward-looking statements can be identified by forward-looking words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should" and "continue" or similar words. These forward-looking statements may also use different phrases. All such forward-looking statements are and will be subject to numerous risks and uncertainties, many of which are beyond our control that could cause actual results to differ materially from such statements. Factors that could cause actual results to differ materially include, without limitation: successful resolution of any deficiencies in the Company's newly implemented financial reporting systems; the ability of the Company to continue as a going concern; final determination of anticipated significant asset impairment charges; the ability of the Company to obtain court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time; the ability of the Company to operate pursuant to the terms of its DIP financing facility; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceeding; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; the ability of the Company to obtain and maintain adequate terms with vendors and service providers; the potential adverse impact of the Chapter 11 proceeding on the Company's liquidity or results of operations; the ability of the Company to finalize, fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and employees; changes in our relationship with employees and the unions that represent them; increased costs and uncertainties related to periodic renegotiation of union contracts; increased costs and uncertainties with respect to the accounting treatment of a defined benefit pension plan to which we contribute; finalization of our review and, if applicable, the independent audit of our historical financial statements; the results of an SEC investigation concerning the Company's financial statements following the Company's announcement that the Audit Committee of its Board of Directors had retained independent counsel to investigate the Company's manner of setting its workers' compensation and other reserves; the delayed filing with the SEC of the Company's fiscal 2004 Form 10-K and fiscal 2005 Form 10-Qs; the Company's on-going internal review of the setting of its workers' compensation and auto/general liability reserves; risks associated with the Company's restructuring process, including the risk that the PC review and bakery and route consolidations could fail to achieve the desired results; the impact of any withdrawal liability arising under the Company's multi-employer pension plans as a result of prior actions or current consolidations; the impact of non-cash charges to fixed capital assets on prior periods; changes in general economic and business conditions (including in the bread and sweet goods markets); changes in consumer tastes or eating habits; future product recalls or safety concerns; bankruptcy filings by customers; costs associated with environmental compliance and remediation; actions of governmental entities, including regulatory requirements; the outcome of legal proceedings to which we are or may become a party, including the securities class actions filed after our February 11, 2003 press release; business disruption from terrorist acts, our nation's response to such acts and acts of war; and other factors. These statements speak only as of the date of this press release, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. We have provided additional information in our filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the Chapter 11 proceeding to each of these liabilities and/or securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

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